UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

ISABELLA BANK CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN

(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 772-9471

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On May 31, 2012, Isabella Bank Corporation’s wholly-owned subsidiary, Isabella Bank, issued a press release and the Corporation issued a letter to its shareholders announcing the promotion of Steven Pung to President of Isabella Bank effective July 1, 2012. Mr. Pung, 62, has been serving as Executive Vice President of the Bank and as a member of the Board of Directors of Financial Group Information Services (a wholly-owned subsidiary of the Corporation). Mr. Pung joined the Bank in 1979 as director of personnel and served in a number of positions with increasing responsibility, including Chief Operations Officer, before being promoted to Executive Vice President in 2011.

Copies of the press release and shareholder letter are attached as Exhibits 99.1 and 99.2, respectively to this Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued May 31, 2012.

99.2	Shareholder letter issued May 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated: May 31, 2012	By:	/s/ Dennis P. Angner
Dennis P. Angner, President and CFO